UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2023
Date of Report (Date of earliest event reported)
_________________________

Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 22, 2023, Krispy Kreme, Inc. (the “Company”) held the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) virtually at www.proxydocs.com/DNUT. At the Annual Meeting, stockholders had an opportunity to vote on the following proposals, for which voting results are included:
Proposal 1: Election of Directors
The Company’s stockholders elected 11 directors to hold office for a one-year term and until their respective successors shall have been duly elected and qualified.

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Michael Tattersfield	105,897,491	211,971	14,890	19,397,155
Olivier Goudet	102,821,101	3,289,170	14,081	19,397,155
Marissa Andrada	101,757,473	3,826,040	540,839	19,397,155
David Bell	104,974,603	1,135,166	14,583	19,397,155
David Deno	105,960,897	149,947	13,508	19,397,155
Paul Michaels	105,905,895	204,037	14,420	19,397,155
Gerhard Pleuhs	105,941,272	123,934	59,146	19,397,155
Debbie Roberts	104,967,808	1,100,576	55,968	19,397,155
Lubomira Rochet	104,958,974	1,149,210	16,168	19,397,155
Philip Telfer	106,059,784	50,673	13,895	19,397,155
Michelle Weese	105,908,509	158,245	57,598	19,397,155
Proposal 2: Advisory Resolution to Approve Executive Compensation
The Company’s stockholders approved an advisory resolution regarding the Company’s executive compensation.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
105,400,863	701,697	21,792	19,397,155
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
125,442,217	33,954	45,336	0
Item 9.01. Financial Statements and Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: June 28, 2023

By:    /s/ Cathy Tang

Name:	Cathy Tang
Title:	Chief Legal Officer